Exhibit 99.2

CERTIFICATION OF PERIODIC REPORT

I, Robert Klein, Secretary, Treasurer, and the
Chief Financial Officer of Precise Life Sciences Ltd., a Nevada Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Amended Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d));

and

 (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 Dated: May 20, 2003

/s/ Robert Klein
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   Robert Klein

Secretary, Treasurer and Chief Financial Officer